UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2016

Stanley Furniture Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-14938	54-1272589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 North Hamilton Street, No. 200 High Point, North Carolina	27260

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 884-7700

________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On August 2, 2016, Stanley Furniture Company, Inc. (the “Company”) issued a news release announcing its Board of Directors (the “Board”) intends to issue two special dividends totaling $1.50 per share of common stock. The Board declared the initial special dividend of $1.25 per common share, payable in cash on August 19, 2016 to holders of record at the close of business on August 12, 2016.  The Company expects the additional special dividend of $.25 per share to be declared once the Company has obtained a credit facility to fund fluctuations in working capital.

The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

99.1     Press Release of the Company dated August 2, 2016, announcing the Company’s special dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

Date: August 2, 2016	By:	/s/Anita W. Wimmer
Anita W. Wimmer
Vice President of Finance
(Principal Financial and Accounting Officer)